UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2017 (May 25, 2017)

HALLADOR ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Colorado	001-3473	84-1014610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 Lincoln Street, Suite 2700, Denver, Colorado	80264-2701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-839-5504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

We held our annual meeting of shareholders on May 25, 2017.  Of the 29,412,799 shares of common stock outstanding on the record date, 21,454,709 shares were present at the meeting in person or by proxy, representing 72.94% of the total outstanding shares eligible to vote.  The final results for each of the matters submitted to a vote of shareholders at the annual meeting are as follows:

Proposal 1:  Election of seven directors to the Board of Directors to serve for a one-year term;

Nominee	For	Withheld
Brent K. Bilsland	21,139,350	315,359

David C. Hardie	20,591,471	863,238

Steven Hardie	20,988,226	466,483

Bryan H. Lawrence	21,112,821	341,888

Sheldon B. Lubar	21,127,986	326,723

John Van Heuvelen	20,851,433	603,276

Victor P. Stabio	20,881,977	572,732

Proposal 2:  Approval of a non-binding advisory resolution regarding the compensation of the Company’s named executive officers.

Votes “For”	Votes “Against”	Abstentions or Votes Withheld
21,239,155	190,626	24,928

Proposal 3:  Vote on a non-binding advisory resolution regarding the frequency of the vote regarding the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Abstentions or Votes Withheld
19,157,485	14,999	671,808	1,610,417

Proposal 4:  Approval of the Amended and Restated Hallador Energy Company 2008 Restricted Stock Unit Plan (the “RSU Plan”) that (i) increases the number of shares by adding 1,000,000 shares to the RSU Plan, and (ii) to extend the term until May 25, 2027.

Votes “For”	Votes “Against”	Abstentions or Votes Withheld
17,131,639	4,305,720	17,350

 ITEM 8.01 Other Events.

On May 23, 2017, we issued a press release announcing that John Van Heuvelen, a member of our Board of Directors and the Chairman of the Audit Committee, passed away on May 17, 2017.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1Press Release dated May 23, 2017 – Hallador Energy Company Mourns Death of Board Member, John Van Heuvelen

99.2Presentation at Shareholders Meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2017	By:	/s/ Lawrence D. Martin
Lawrence D. Martin CFO and Corporate Secretary